Grants	12 Months Ended
Dec. 31, 2015
Grants
Grants

6. Grants

In April 2010, the Company was awarded a development and testing grant of $3.0 million from the Department of Health and Human Services, National Institutes of Health (NIH). The grant was for three years commencing in May 2010. The grant included managing various subcontracts with designated individuals and their respective institutions. The grant reimburses research costs to develop technology for the prevention, cure and amelioration of the loss of eyesight and other neurologic applications. The Company recorded funding under the grant as an offset to research and development expenses. In 2015, 2014 and 2013, research and development expenses were offset by $0, $19,000 and $175,000, respectively.

In September, 2014, the Company entered into a Joint Research and Development Agreement or JRDA with The Johns Hopkins University Applied Physics Laboratory or APL. The JRDA includes a subcontract to do research under a grant received by APL. Under the JRDA, the Company has agreed to perform research regarding integration of APL research in to a visual prosthesis system. In October, 2014, APL paid the Company $4.1 million in one lump sum to conduct its portion of the research. The JRDA also includes a license from APL to the Company, for the life of any patents resulting from APL’s portion of the research. The APL portion of the research includes image processing enhancements for a visual prosthesis. In exchange for the license, the Company issued 1,000 shares of its common stock to APL, has agreed to pay APL patent prosecution costs, and to pay APL a royalty of .25% of net sales of licensed products. The Company recorded funding under the grant as an offset to research and development expenses of $1.9 million in 2015.